AMERICAN HERITAGE GROWTH FUND, INC.
                                                    [LOGO]
                                                       1370 Avenue of the
                                                       Americas
                                                       New York, N.Y. 10019
                                                       Tel: (212)
                                                       397-3900
                                                       Fax: (212)
                                                       397-4036

To Our Valued Shareholders:

Our strategy in American Heritage Growth Fund focuses on what we believe are the five most attractive sectors at the turn of the millennium. These are telecommunications; technology including the Internet; healthcare including pharmaceutical, biotechnology and medical technology; consumer stocks; and the finance industry. The weighting among these sectors will change from time to time depending on the relative attractiveness of each industry.

Our stock selection encompasses a mix of well-known blue chips as well as mid-sized companies along with some microcaps. Our projected holding period for these stocks ranges from the very short-term -- if the share price exceeds our target in the short-term -- up to periods of several years if necessary, in order to maximize our long-term return.

The Fund currently has realized capital losses which can be used to offset future realized gains. Therefore, any short-term trading gains should not result in negative tax consequences for the time being. Furthermore, we do not expect the Fund to have any taxable distribution to shareholders this year.

From time to time we may also carry a significant cash position if we feel that the market will provide more attractive entry levels in the future. I believe that the outlook for the stock market for the coming 6-12 months is very promising and we will utilize any temporary setback as a buying opportunity.

As always, I thank you for your confidence.

Sincerely

/s/ Heiko Tieme
Heiko H. Thieme

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 1999
                                  (Unaudited)
---------------------------------------------------------

                     ASSETS
Investments in securities, at value
  (cost $622,838)..................  $   370,788
Cash...............................      250,923
Receivable for investment
  securities sold..................       63,543
Receivable for capital stock
  sold.............................        1,140
Receivable for dividends and
  interest.........................          953
Prepaid expenses...................        1,000
Due from investment advisor........       21,055
                                     -----------
  TOTAL ASSETS.....................      709,402
                                     -----------
                  LIABILITIES
Accrued expenses and other
  liabilities......................       20,159
                                     -----------
  TOTAL LIABILITIES................       20,159
                                     -----------
Contingencies                                 --

                   NET ASSETS
Net assets (equivalent to $.14 per
  share based on 4,796,437 shares
  of capital stock outstanding)....  $   689,243
                                     ===========
Composition of net assets:
Shares of common stock.............  $     4,993
Paid in capital....................    3,524,485
Accumulated net investment loss....      (33,233)
Accumulated net realized loss on
  investments......................   (2,554,952)
Net unrealized depreciation on
  investments......................     (252,050)
                                     -----------
NET ASSETS, July 31, 1999..........  $   689,243
                                     ===========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JULY 31, 1999
                                  (Unaudited)
---------------------------------------------------------

                                  Number of    Market
                                   Shares      Value
------------------------------------------------------
                COMMON STOCKS - 49.01%
BANKS AND FINANCE - 0.01%
Credit Depot Corp.*.............    8,000     $    100
                                              --------
BIOTECHNOLOGY - 4.65%
Senetek PLC Sponsored ADR*......   24,400     $ 32,025
                                              --------
COMPUTER DISK DRIVES &
  COMPONENTS - 3.90%
Seagate Technology*.............    1,000       26,875
                                              --------
COMPUTERS & PERIPHERALS - 6.26%
Iomega Corp.*...................    4,000       16,000
Peoplesoft Inc.*................    2,000       27,125
                                              --------
                                                43,125
                                              --------
CONSUMER PRODUCTS - 5.40%
Philip Morris Cos Inc...........    1,000       37,250
                                              --------
ENTERTAINMENT - 4.01%
Disney (Walt) Co.*..............    1,000       27,625
                                              --------
HEALTHCARE - 7.89%
FPA Medical Management Inc.*....    5,000           50
Pfizer Inc......................    1,600       54,300
                                              --------
                                                54,350
                                              --------
MEDICAL TECHNOLOGY - 7.89%
Fusion Medical Technologies
  Inc.*.........................    2,000       20,000
Inhale Therapeutic Systems
  Inc.*.........................      600       14,625
Miravant Medical
  Technologies*.................    2,000       19,750
                                              --------
                                                54,375
                                              --------
MINING - 1.90%
Echo Bay Mines Ltd.*............   10,000       13,125
                                              --------
OIL GAS & MINERALS - 2.68%
Parker Drilling Co.*............    5,000       18,438
                                              --------
RADIO - 4.43%
CD Radio Inc.*..................    1,000       30,500
                                              --------
TOTAL COMMON STOCKS.............               337,788
                                              --------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JULY 31, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------

                                  Number of    Market
                                   Shares      Value
------------------------------------------------------
SHORT TERM INVESTMENTS - 4.79%
Star Treasury Fund..............   33,000     $ 33,000
                                              --------
TOTAL INVESTMENTS - 53.80%                    $370,788
                                              ========

*  Non-income producing

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1999
                                  (Unaudited)
---------------------------------------------------------

INVESTMENT INCOME:
Dividends............................  $  1,132
Interest.............................     4,984
                                       --------
TOTAL INVESTMENT INCOME..............     6,116
                                       --------
EXPENSES:
Investment advisory fees.............     4,656
Transfer agent fees..................     2,609
Legal fees...........................     2,500
Audit fees...........................     3,640
Custodian fees.......................     2,813
Fund accounting fees.................     6,252
Postage and printing.................     8,566
Registration fees and expenses.......     2,135
Miscellaneous........................     1,733
                                       --------
TOTAL EXPENSES.......................    34,904
Less: expense reimbursement from
  investment advisor.................   (25,711)
                                       --------
Net expenses.........................     9,193
                                       --------
Investment loss -- net...............    (3,077)
                                       --------
Net realized gain on securities
  transactions.......................     6,113
Net change in unrealized depreciation
  of investments.....................    42,925
                                       --------
Net gain on investments..............    49,038
                                       --------
Net increase in net assets resulting
  from operations....................  $ 45,961
                                       ========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                   FOR THE
                                 SIX MONTHS
                                    ENDED        FOR THE
                                  JULY 31,     YEAR ENDED
                                    1999       JANUARY 31,
                                 (UNAUDITED)      1999
                                 -----------   -----------
Investment loss -- net.........   $  (3,077)   $   (9,189)

Net realized gain on securities
  transactions.................       6,113       168,870

Net change in unrealized
  appreciation/(depreciation)
  of investments...............      42,925      (230,694)
                                  ---------    ----------
Net increase (decrease) in net
  assets resulting from
  operations...................      45,961       (71,013)

Distributions to shareholders:
  Investment income -- net.....           0             0

  Net realized gains on
    investments................           0             0
Capital share transactions.....    (227,598)     (220,401)
                                  ---------    ----------
  Net decrease in net assets...    (181,637)     (291,414)

NET ASSETS:

Beginning of period............     870,880     1,162,294
                                  ---------    ----------
End of period..................   $ 689,243    $  870,880
                                  =========    ==========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 JULY 31, 1999
                                  (Unaudited)
---------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
American Heritage Growth Fund, Inc. (the "Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objection of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales prices as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and net realized capital gains, after provision for carryover losses, if any, during each fiscal year. Any undistrib-

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 JULY 31, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
uted amounts for any fiscal year will be paid first out of the subsequent year's distributions.

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell it at a higher price. A repurchase agreement, therefore, involves a loan by the Fund to the seller who agrees to pay the resale price to the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date
---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 JULY 31, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------
of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's average net asset value, computed daily and payable monthly. AHMC has agreed to reimburse the Fund to the extent that the Fund's maximum aggregate operating expenses exceeds specified percentages of the Fund's average net assets. AHMC has agreed to waive any investment advisory fee from the Fund to the extent that such expenses exceed 2 1/2% after giving effect to the payment of the fee. When calculating the Fund's expenses for the foregoing purpose, interest, taxes, brokerage commissions, extraordinary expenses, including expenses from litigation, as well as a portion of the Fund's custodian fees attributable to investment in foreign countries are excluded. The obligation of AHMC to reimburse the Fund terminated July 18, 1999.

During the current period the Fund received $75,610 for the prior year's accrual for reimbursement from AHMC. At July 31, 1999 the Fund had a receivable of $25,711 due from AHMC. Additionally, the Fund owed AHMC $4,656 for the current period's management fee, for a net receivable of $21,055.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors and Chief Executive Officer. Heiko H. Thieme is the Chairman of the Board of Directors, Chief Executive Officer, and Secretary of AHMC, of which he owns 90% of the outstanding shares.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 JULY 31, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------

During the six months ended July 31, 1999, the Fund paid brokerage commissions of $8,510 to Thieme Securities, Inc. of which Mr. Thieme is the owner. Thieme Securities, Inc. received 83.9% of all commissions paid by the Fund on security transactions where a commission was charged. The average commission per share paid to Thieme Securities, Inc. was $.093.

NOTE 3. INVESTMENTS

For the six months ended July 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $1,125,491 and $1,252,012 respectively. The gross unrealized appreciation for all securities totaled $2,925 and the gross unrealized depreciation for all securities totaled $254,975 for a net unrealized depreciation of $252,050. The aggregate cost of securities for federal income tax purposes at July 31, 1999 was $622,838.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of July 31, 1999 there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $3,529,478.

Transactions in capital stock were as follows:

                         FOR THE SIX MONTHS
                        ENDED JULY 31, 1999       FOR THE YEAR ENDED
                            (UNAUDITED)            JANUARY 31, 1999
                       ----------------------   ----------------------
                         SHARES      AMOUNT       SHARES      AMOUNT
                       ----------   ---------   ----------   ---------
Shares sold..........      92,983   $  12,396    1,935,149   $ 271,669

Shares issued in
 reinvestment of
 dividends...........           0           0            0           0

Shares redeemed......  (1,768,450)   (239,994)  (3,550,208)   (492,070)
                       ----------   ---------   ----------   ---------
Net increase/
 (decrease)..........  (1,675,467)  $(227,598)  (1,615,059)  $(220,401)
                       ==========   =========   ==========   =========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 JULY 31, 1999
                           (Continued) -- (Unaudited)
---------------------------------------------------------

NOTE 5. BANK LOAN

The Fund has a demand secured bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. During the six months ended July 31, 1999, there was no outstanding balance.

NOTE 6. CONTINGENCIES

Certain expenses of the Fund aggregating approximately $15,000 have been paid by AHMC. AHMC has agreed to permit the Fund to defer repayment of that amount to AHMC until such time, if any, as the value of the Fund's net assets reaches $30,000,000. In addition, certain creditors of the Fund have also agreed to defer payment to them of approximately $70,000 in various fees until the value of the Fund's net assets reaches $30,000,000. If the value of the Fund's net assets reaches $30,000,000, the Fund will pay the foregoing amounts at that time. In such event, for purposes of computing the Fund's net asset value, the amount so paid will be amortized over a period of twelve months.

NOTE 7. DISTRIBUTION TO SHAREHOLDERS

As of July 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,561,000 which will expire between 2003 and 2006. If not utilized by then, the loss will be charged against paid in capital.

When the Fund deducts a distribution from its net asset value (NAV), automatic reinvestments are made at the Fund's NAV at the close of business that day. Cash distribution will be mailed within seven days of the distribution.

                      AMERICAN HERITAGE GROWTH FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       FOR THE                                                             FOR THE PERIOD
                                     SIX MONTHS                                                                 FROM
                                        ENDED        FOR THE       FOR THE       FOR THE       FOR THE     MAY 25, 1994**
                                      JULY 31,     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED       THROUGH
                                        1999       JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,    JANUARY 31,
                                     (UNAUDITED)      1999          1998          1997          1996            1995
                                     -----------   -----------   -----------   -----------   -----------   --------------
Net asset value, beginning of
  period...........................   $    .13      $    .14     $      .16    $     1.66    $     3.57      $     5.00
Income from investment operations:
  Net investment income............        .00           .00            .00           .24          1.51            2.17
Net losses on securities (both
  realized and unrealized).........        .01         (.01)          (.01)         (.32)         (.69)          (1.24)
                                      --------      --------     ----------    ----------    ----------      ----------
Total from investment operations...        .01         (.01)          (.01)         (.08)           .82             .93
Less distributions:
  Dividends (from net investment
     income).......................        .00           .00          (.01)        (1.42)        (2.73)          (2.36)
  Dividends (from net realized
     gains on investments).........         --            --             --            --            --              --
                                      --------      --------     ----------    ----------    ----------      ----------
Net asset value, end of period.....   $    .14      $    .13     $      .14    $      .16    $     1.66      $     3.57
                                      ========      ========     ==========    ==========    ==========      ==========
Total return.......................      7.69%       (7.14)%        (9.00)%       (4.66)%        29.48%          30.42%*
Net assets, end of period..........   $689,243      $870,880     $1,162,294    $2,240,860    $4,932,970      $3,898,560
Ratio of expenses to average net
  assets...........................      2.77%         2.50%          2.67%         2.81%         2.62%           2.50%*
Ratio of net investment income
  (loss) to average net assets ....     (.93)%        (.94)%        (1.25)%        25.97%        44.46%          63.52%*
Portfolio turnover rate............    272.17%       274.25%        172.20%     1,378.14%     4,262.64%       3,213.89%

 * Annualized
** Commencement of operations

   The accompanying notes are an integral part of these financial statements.

AMERICAN HERITAGE GROWTH FUND, INC.
1370 Avenue of the Americas
New York, NY 10019

ADDRESS CORRECTION REQUESTED

                     AMERICAN
                     HERITAGE
[Logo]               GROWTH
                     FUND, INC.
-------------------------------------
                     SEMI-ANNUAL
                     REPORT
                     July 31, 1999

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.